STOCK PURCHASE AGREEMENT


          This Agreement is dated February 21, 2003 between Mainfield Enterprises Inc. (the "Purchaser"), and Aphton Corporation (the "Company") whereby the parties agree as follows:

          The Purchaser shall buy and the Company agrees to sell 500,000 shares (the "Shares") of the Company's Common Stock at a price of $2.96 per share (the average closing bid price of APHT common stock in the 5 business days prior to the date of this agreement) for a total amount of $1,480,000. The Shares have been registered on a Form S-3, File No. 333-92058, which registration statement has been declared effective by the Securities and Exchange Commission. The Shares are free of restrictive legends and are free of any resale restrictions. The Company is delivering herewith a prospectus supplement on Form 424(b)(2) regarding the sale of the Shares prior to funding.

          The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder. The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereunder have been duly authorized by all necessary action on the part of the Company and no further consent or action is required by the Company, its Board of Directors or its stockholders. This Agreement has been (or upon delivery will be) duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' right generally.

          The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby do not and will not (i) conflict with or violate any provision of the Company's or any Subsidiary's certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) subject to obtaining the Required Approvals (as defined below), conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations) and the rules and regulations of any self-regulatory organization to which the Company or its securities are subject, or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and
(iii), such as could not, individually or in the aggregate, have or result in a material adverse effect on the business, properties, financial condition or results of operations of the Company taken as a whole (a "Material Adverse Effect").

          Neither the Company nor any Subsidiary is required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of this Agreement, other than (i) the required filing of the Supplement, (ii) applicable Blue Sky filings, and (iii) in all other cases where the failure to obtain such consent, waiver, authorization or order, or to give such notice or make such filing or registration could not have or result in, individually or in the aggregate, a Material Adverse Effect (collectively, the "Required Approvals").

          The Shares and Warrants (collectively, the "Securities") are duly authorized and, when issued and paid for in accordance with the terms hereof, will be duly and validly issued, fully paid and nonassessable, free and clear of all liens, encumbrances and rights of first refusal. The Company has reserved a sufficient number of duly authorized shares of Common Stock to issue all of the Securities. At the Closing, the Shares shall have been listed for trading on the Nasdaq National Market (the "Trading Market").

          The Company's Registration Statement of Form S-3 (No.333-92058)
(the "Registration Statement") was declared effective by the Commission on July 12, 2002. The Registration Statement is effective on the date hereof and the Company has not received notice that the Commission has issued or intends to issue a stop order with respect to the Registration Statement or that the Commission otherwise has suspended or withdrawn the effectiveness of the Registration Statement, either temporarily or permanently, or intends or has threatened in writing to do so. The Registration Statement (including the information or documents incorporated by reference therein), as of the time it was declared effective, and any amendments or supplements thereto, each as of the time of filing, did not contain any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. The issuance of the Securities to the Purchaser is registered by the Registration Statement.

          The Purchaser acknowledges that it has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities issued or issuable to it and the merits and risks of investing in the Securities issued or issuable to it; (ii) access to information about the Company and the Subsidiaries and their respective financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. Neither such inquiries nor any other investigation conducted by or on behalf of such Purchaser or its representatives or counsel shall modify, amend or affect such Purchaser's right to rely on the truth, accuracy and completeness of all public filings and the Company's representations and warranties contained in the Transaction Documents.

          The Company confirms that neither it nor any other Person acting on its behalf has provided any of the Purchasers or their agents or counsel with any information that constitutes or might constitute material, non-public information. The Company understands and confirms that the Purchasers will rely on the foregoing representations in effecting transactions


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


in securities of the Company. All disclosure provided to the Purchasers regarding the Company, its business and the transactions contemplated hereby, including the Schedules to this Agreement, furnished by or on behalf of the Company are true and correct and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

          Except for listing fees to be paid by the Company to the Trading Market and the placement fee payable to Wharton Capital Markets, LLC in connection with the transactions contemplated by this Agreement, no fees or commissions will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement. The Purchaser shall have no obligation with respect to any fees incurred by the Company or any other Person (other than the Purchaser, if the Purchaser has agreed in writing to pay such fees) or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by this Agreement. The Company shall indemnify and hold harmless the Purchaser, its employees, officers, directors, agents and partners, and its affiliates, from and against all claims, losses, damages, costs (including the reasonable costs of preparation and reasonable attorney's fees) and expenses suffered in respect of any such claimed or existing fees incurred by the Company or any other Person (other than the Purchaser, if the Purchaser has agreed in writing to pay such fees), as such fees and expenses are incurred.

          The Company shall maintain a reserve from its duly authorized shares of Common Stock for issuance pursuant to this Agreement in such amount as may be required to fulfill its obligations in full under this Agreement and upon exercise of the Warrant. In the event that at any time the then authorized shares of Common Stock are insufficient for the Company to satisfy its obligations in full under this Agreement and the Warrant, the Company shall promptly take such actions as may be required to increase the number of authorized shares. The Company shall take such steps as may be required to cause and maintain the listing of the Shares on the Trading Market and such other exchange, market or quotation facility on which the Common Stock is traded.

          Neither the Company nor the Purchaser shall issue any press release or make any other public announcement relating to this Agreement unless (i) the content thereof is mutually agreed to by the Company and the Purchaser, or (ii) such party is advised by its counsel that such press release or public announcement is required by law. The Company shall (i) within one Business Day following the Closing Date, issue a press release mutually agreed to by the Company and the Purchaser, disclosing the transactions contemplated hereby and
(ii) make such other filings and notices in the manner and time required by the Commission.

          The Purchaser shall wire the purchase amount to the Company to the account provided by the Company to the Purchaser.

          The Company shall cause its transfer agent to transmit the Shares electronically to the Purchaser by crediting the account set forth below through the Deposit Withdrawal Agent Commission system.


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


          Purchaser DWAC Instructions:

          Bear Stearns & Co., DTC # 352
          For the account of Mainfield Enterprises Inc.
          Account # 102-28262

          The Company and the Purchaser will sign a separate Warrant Agreement as soon as possible, which agreement will grant 150,000 Warrants for a purchase price of 12.5 cents per warrant, pursuant to which the Purchaser may purchase from time to time, in whole or in part, up to an additional 150,000 shares from the Company at a per share price of $2.96. The Warrants will have a five (5) year life.

          The Warrant Agreement will include, without limitation, that the Common Stock underlying the Warrants will be registered for resale as soon as possible after the Closing Date. The Registration Statement will be filed within 30 days from the Closing Date. The Issuer shall respond to all SEC comments within ten calendar days of receipt of said comments, and will use its best efforts to cause the Registration Statement to become effective within 90 days from the Closing Date.


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


                                  AGREED AND ACCEPTED

                                  Aphton Corp.



                                  By:     /s/ Philip Gevas
                                     -------------------------------
                                     Name:  Philip Gevas
                                     Title: Chairman & CEO



                                   PURCHASER:

                                   Mainfield Enterprises Inc.



                                   By:    /s/ Kenneth L. Henderson
                                      --------------------------------
                                      Name:  Kenneth L. Henderson
                                      Title:  Attorney-in-fact



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